UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01. Entry into a Material Definitive Agreement

On December 10, 2004, Optical Cable Corporation entered into an employment agreement with Tracy G. Smith. Under the terms of the employment agreement, Ms. Smith will be employed as vice president and chief financial officer of Optical Cable Corporation. The initial term of the agreement shall end on October 31, 2007; however, on November 1, 2005 and each November 1 thereafter the term of the employment agreement shall be renewed and extended by one year unless Executive or the Corporation notifies the other in writing thirty days prior to such date(s) that the term shall not be renewed and extended. Under the terms of the employment agreement, Ms. Smith will be entitled to certain compensation, including an initial annual base salary of $134,000, which may be increased periodically; participation in certain executive bonus programs including the Optical Cable Corporation 2005 Management Incentive Plan, pursuant to which Ms. Smith is being provided with a 25% annual target bonus opportunity (as a percentage of annual base salary) for Optical Cable Corporation’s fiscal year 2005 which is contingent on achievement of quantified corporate and divisional goals and specifically identified divisional objectives; and certain grants of long-term equity compensation awarded from time to time to senior executives pursuant to equity participation plans, including grants under the Optical Cable Corporation 1996 Stock Incentive Plan and any successor plans. The employment agreement is attached hereto as Exhibit 10.1.

On December 17, 2004, Optical Cable Corporation entered into certain restricted stock award agreements with its executive officers. The forms of agreements are attached hereto as exhibits 10.2 and 10.3.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
10.1	Employment Agreement dated December 10, 2004 by and between Optical Cable Corporation and Tracy G. Smith (FILED HEREWITH)

10.2	Form of restricted stock agreement (FILED HEREWITH).

10.3	Form of restricted stock agreement (FILED HEREWITH).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Vice President and Chief Financial Officer

Dated: January 24, 2005

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit
10.1	Employment Agreement dated December 10, 2004 by and between Optical Cable Corporation and Tracy G. Smith (FILED HEREWITH)

10.2	Form of restricted stock agreement (FILED HEREWITH).

10.3	Form of restricted stock agreement (FILED HEREWITH).